Exhibit 99.1

           Horizon Health Corporation Announces First Quarter Results

    LEWISVILLE, Texas--(BUSINESS WIRE)--Jan. 12, 2004--Horizon Health Corporation (NASDAQ/NM:HORC) today announced earnings of $0.46 per share for its first fiscal quarter ended November 30, 2003, an increase of 12.2%, as compared with earnings of $0.41 per share for the prior year first quarter.
    Revenues for the fiscal 2004 first quarter at $42.0 million were level with the same period in the previous year. For the quarter, net income was $2.6 million, a 9.6% increase, compared with net income of $2.4 million for the comparable period in fiscal 2003.
    Mr. Ken Newman, president and chief executive officer of Horizon Health Corporation said, "We are pleased with our year-over-year growth in profitability and earnings per share. As I have stated previously, the Company has decided to be more aggressive in its acquisition program by targeting larger accretive acquisitions in our clinical core competencies of mental health and physical rehabilitation services. During the quarter, we have enhanced our acquisition function and have identified a number of attractive candidates. We plan to make accretive acquisitions during this fiscal year. For our fiscal 2004 year, we are still comfortable with current analyst estimates of $1.87 earnings per share as a base scenario before the effect of any acquisitions."
    A listen-only simulcast and a 30-day replay of Horizon's first quarter conference call will be available online on January 13, 2004, beginning at 10:00 a.m. Central Time through the Company's website at www.horizonhealthcorp.com or at www.fulldisclosure.com.
    Horizon Health Corporation is a leading provider of psychiatric and physical rehabilitation services in a variety of clinical settings, a provider of professional specialty temporary and travel nurse staffing services for general hospitals, and a provider of employee assistance plans and behavioral health services to employers and managed care organizations.
    The statements contained herein based on future expectations rather than on historical facts are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. Numerous factors, as outlined in the SEC reports filed by the Company, could cause actual results to differ materially from those in any such forward-looking statements. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.



                      HORIZON HEALTH CORPORATION
           CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
         (In thousands, except per share and statistical data)

                                                         For the
                                                   Three Months Ended
                                                      November 30,
                                                   ------------------
                                                     2003       2002
                                                   --------  --------
Revenue                                             $42,047   $42,041
Cost of Services                                     32,647    32,727
                                                   --------  --------

Gross Profit                                          9,400     9,314

Selling, general and administrative                   4,742     4,646
(Recovery of) provision for doubtful accounts          (266)     --
Depreciation and amortization                           662       759
                                                   --------  --------

Income from operations                                4,262     3,909
Interest expense (net of interest
 and other income)                                       79        78
                                                   --------  --------

Income before income taxes                            4,183     3,831
Income tax provision                                  1,602     1,475
                                                   --------  --------
Net income                                           $2,581    $2,356
                                                   ========  ========

Net income per common and common equivalent share
  Basic                                               $0.48     $0.44
                                                   ========  ========
  Diluted                                             $0.46     $0.41
                                                   ========  ========
Weighted average shares outstanding
  Basic                                               5,366     5,345
  Diluted                                             5,650     5,768

                      CONSOLIDATED BALANCE SHEETS

                                                  Nov. 30,  August 31,
                                                    2003       2003
                                                   --------  --------
Cash                                                 $2,585    $1,973
Accounts receivable (net)                            16,878    14,822
Other current assets                                  4,470     4,455
                                                   --------  --------
Total current assets                                 23,933    21,250
Property and equipment (net)                          5,863     5,850
Goodwill and other intangible assets (net)           74,515    74,882
Other long-term assets                                  259       347
                                                   --------  --------
Total assets                                       $104,570  $102,329
                                                   ========  ========

Current liabilities                                 $19,961   $20,000
Other liabilities                                     1,543     1,431
Long-term debt                                       12,500    14,000
Deferred taxes                                        3,406     3,106
                                                   --------  --------
Total liabilities                                    37,410    38,537
Stockholders' equity                                 67,160    63,792
                                                   --------  --------
Total liabilities and stockholders' equity         $104,570  $102,329
                                                   ========  ========

                       SUMMARY STATISTICAL DATA

                                       Quarter
                                        Ended      As of August 31,
                                       Nov. 30,  --------------------
                                         2003       2003      2002
                                      ---------  ---------  ---------
Number of
 contract locations:
Contract locations
 in operation                               133        127        131
Contract locations
 signed & unopened                           10         15         11
                                      ---------  ---------  ---------
Total contract
 locations                                  143        142        142
                                      =========  =========  =========

Managed Care
 and EAP Lives                        3,445,748  3,331,312  2,349,197
Managed Care and
 EAP Contracts                            1,164      1,159        687


                                              As of August 31,
                                      -------------------------------
                                        2001        2000       1999
                                      ---------  ---------  ---------
Number of
 contract locations:
Contract locations
 in operation                               124        128        147
Contract locations
 signed & unopened                           14         10          6
                                      ---------  ---------  ---------
Total contract
 locations                                  138        138        153
                                       =========  =========  =========

Managed Care
 and EAP Lives                        2,208,938  1,736,078  2,416,409
Managed Care and
 EAP Contracts                              641        258        270



    CONTACT: Horizon Health Corporation
             Ronald C. Drabik, 972-420-8222
             www.horizonhealthcorp.com